                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Core Bond Fund         Security:       See Attached
Issuer:  See Attached                        Offering Type:  144A

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                               YES
2.   Trade Date                     See Attached  Must be the same as #1             YES
3.   Unit Price of Offering         See Attached  None                               YES
4.   Price Paid per Unit            See Attached  Must not exceed #3                 YES
5.   Years of Issuer's Operations   More than 3   Must be at least three years *
6.   Underwriting Type                  Firm      Must be firm                       YES
7.   Underwriting Spread                          Sub-Adviser determination to
                                    See Attached  be made                            YES
8.   Total Price paid by the Fund   See Attached  None                               YES
9.   Total Size of Offering         See Attached  None                               YES
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                     #10 divided by #9 must not
     other investment companies     See Attached  exceed 25% **                      YES
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                Must not include Sub-Adviser
     of all syndicate members)      See attached  affiliates ***                     YES
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes       Must be "Yes" or "N/A"             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Core Bond Fund         Security:       See Attached
Issuer:  See Attached                        Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                               YES
2.   Trade Date                     See Attached  Must be the same as #1             YES
3.   Unit Price of Offering         See Attached  None                               YES
4.   Price Paid per Unit            See Attached  Must not exceed #3                 YES
5.   Years of Issuer's Operations   More than 3   Must be at least three years *
6.   Underwriting Type                  Firm      Must be firm                       YES
7.   Underwriting Spread                          Sub-Adviser determination to
                                    See Attached  be made                            YES
8.   Total Price paid by the Fund   See Attached  None                               YES
9.   Total Size of Offering         See Attached  None                               YES
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                     #10 divided by #9 must not
     other investment companies     See Attached  exceed 25% **                      YES
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                Must not include Sub-Adviser
     of all syndicate members)      See attached  affiliates ***                     YES
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes       Must be "Yes" or "N/A"             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Long/Short Strategy    Security:       See Attached
Issuer:  See Attached                        Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                               YES
2.   Trade Date                     See Attached  Must be the same as #1             YES
3.   Unit Price of Offering         See Attached  None                               YES
4.   Price Paid per Unit            See Attached  Must not exceed #3                 YES
5.   Years of Issuer's Operations   More than 3   Must be at least three years *
6.   Underwriting Type                  Firm      Must be firm                       YES
7.   Underwriting Spread                          Sub-Adviser determination to
                                    See Attached  be made                            YES
8.   Total Price paid by the Fund   See Attached  None                               YES
9.   Total Size of Offering         See Attached  None                               YES
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                     #10 divided by #9 must not
     other investment companies     See Attached  exceed 25% **                      YES
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                Must not include Sub-Adviser
     of all syndicate members)      See attached  affiliates ***                     YES
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes       Must be "Yes" or "N/A"             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Mid Cap Value          Security:       See Attached
Issuer:  See Attached                        Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                               YES
2.   Trade Date                     See Attached  Must be the same as #1             YES
3.   Unit Price of Offering         See Attached  None                               YES
4.   Price Paid per Unit            See Attached  Must not exceed #3                 YES
5.   Years of Issuer's Operations   More than 3   Must be at least three years *
6.   Underwriting Type                  Firm      Must be firm                       YES
7.   Underwriting Spread                          Sub-Adviser determination to
                                    See Attached  be made                            YES
8.   Total Price paid by the Fund   See Attached  None                               YES
9.   Total Size of Offering         See Attached  None                               YES
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                     #10 divided by #9 must not
     other investment companies     See Attached  exceed 25% **                      YES
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                Must not include Sub-Adviser
     of all syndicate members)      See attached  affiliates ***                     YES
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes       Must be "Yes" or "N/A"             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Security:       See Attached
Issuer:  See Attached                        Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                               YES
2.   Trade Date                     See Attached  Must be the same as #1             YES
3.   Unit Price of Offering         See Attached  None                               YES
4.   Price Paid per Unit            See Attached  Must not exceed #3                 YES
5.   Years of Issuer's Operations   More than 3   Must be at least three years *
6.   Underwriting Type                  Firm      Must be firm                       YES
7.   Underwriting Spread                          Sub-Adviser determination to
                                    See Attached  be made                            YES
8.   Total Price paid by the Fund   See Attached  None                               YES
9.   Total Size of Offering         See Attached  None                               YES
10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                     #10 divided by #9 must not
     other investment companies     See Attached  exceed 25% **                      YES
11.  Underwriter(s) from whom the
     Fund purchased (attach a list                Must not include Sub-Adviser
     of all syndicate members)      See attached  affiliates ***                     YES
12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                       Yes       Must be "Yes" or "N/A"             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.